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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 25, 2000
(Date of earliest event reported)

Commission File No.:   1-10706

                              Comerica Incorporated

          Delaware                                        38-1998421
(State of Incorporation)                    (I.R.S. Employer Identification No.)

500 Woodward Avenue
Detroit, Michigan                                               48226
Address of principal executive offices                        (Zip Code)


                                 (800) 521-1190
               Registrant's Telephone Number, including area code


              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.           Other Events

On July 25, 2000, it was announced that the current outside members of the Board of Directors of Comerica Bank (the "Bank") have joined the Board of Directors of Comerica Incorporated (the "Company") as of July 25, 2000. The Company's Board is now comprised of 22 members: 8 Class I Directors, 7 Class II Directors and 7 Class III Directors. The Bank will continue to have a separate Board of Directors, comprised of five members: the Chairman, Chief Executive Officer and President; the three Vice-Chairmen; and the Executive Vice President of Service Company - Administration of the Bank.

As permitted by General Instruction F to Form 8-K, the Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.







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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COMERICA INCORPORATED

July 27, 2000
                                     By:    /s/ George W. Madison
                                          --------------------------------------
                                           George W. Madison
                                           Executive Vice President, General
                                           Counsel and Secretary
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                                 Exhibit Index
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Exhibit No.                   Description
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   99.1                       Press Release

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